UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 29, 2005

                           THE MIDDLEBY CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


            Delaware                     1-9973               36-3352497
 (State or Other Jurisdiction    (Commission File Number)    (IRS Employer
       of Incorporation)                                    Identification No.)


      1400 Toastmaster Drive, Elgin, Illinois                     60120
      (Address of Principal Executive Offices)                  (Zip Code)


                                (847) 741-3300
             (Registrant's telephone number, including area code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 29, 2005, The Middleby Corporation held its teleconference discussing the financial results for the quarter ended July 2, 2005. A copy of the transcript from the second quarter teleconference is furnished herewith as
Exhibit 99.1.

This information is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, The Middleby Corporation makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 2.02.


Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.         Description
-----------         -----------

Exhibit 99.1 Transcript for conference call held on July 29, 2005 (furnished pursuant to Item 2.02)

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              THE MIDDLEBY CORPORATION
                                             ----------------------------
                                                    (Registrant)
Date:  August 4, 2005

                                             By: /s/  Timothy J. FitzGerald
                                                 ----------------------------
                                                 Timothy J. FitzGerald
                                                 Vice President, Secretary and
                                                 Chief Financial Officer

                                 Exhibit Index

Exhibit No.           Description
-----------           -----------

Exhibit 99.1 Transcript for conference call held on July 29, 2005 (furnished pursuant to Item 2.02)